UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

APPLIED OPTOELECTRONICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SUPPLEMENT NO. 1 TO PROXY STATEMENT FOR

THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 12, 2025

June 2, 2025

Explanatory Note

This proxy statement supplement should be read together with the definitive proxy statement (the “Proxy Statement”) of Applied Optoelectronics, Inc. (the “Company”) filed with the Securities and Exchange Commission on April 28, 2025 related to the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 12, 2025, which is incorporated herein by reference. The purpose of this supplement is to update information contained in the Proxy Statement relating to the following:

•	The withdrawal of Proposal No. 4 — Approval of Amendment of our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to Clarify the Voting Standard that Applies to Certain Future Amendments (the “Withdrawn Proposal No. 4”).

•	The update of certain information regarding Proposal No. 5 — Approval of Amendment of our Certificate of Incorporation to Increase the Number of Authorized Shares of Capital Stock and Common Stock in connection with the withdrawal of Withdrawn Proposal No. 4. Proposal No. 5 has been renumbered as Proposal No. 4 (“Proposal No. 4”) and is now classified as a “routine” item. As a result, a broker who has not received instruction from its clients will have the discretion to vote its clients’ uninstructed shares on Proposal No. 4. Accordingly, the Company is hereby revising the information in the Proxy Statement to state that, in addition to Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm, Proposal No. 4 is a “routine” proposal for which there will be no broker non-votes because a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

The Company will hold the Annual Meeting as previously scheduled on Thursday, June 12, 2025, at 9:30 a.m. Central Time, at our principal offices at 13139 Jess Pirtle Blvd., Sugar Land, TX 77478. At the Annual Meeting, the Company intends to present each of Proposals No. 1, 2, 3, and 4 for a vote by stockholders at the Annual Meeting. No vote will be taken with respect to Withdrawn Proposal No. 4 at the Annual Meeting.

Important Matters Regarding Voting

•	The record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting has been set and remains as of the close of business on April 17, 2025.

•	The Company will make available or distribute a new proxy card, and stockholders do not need to submit new proxy or voting instructions, solely as a result of the withdrawal of Withdrawn Proposal No. 4.

•	Validly submitted proxies or voting instructions received with direction on Withdrawn Proposal No. 4 will not be voted on Withdrawn Proposal No. 4 at the Annual Meeting. Validly submitted proxies or voting instructions received and providing direction on the remaining proposals to be considered at the Annual Meeting (i.e., Proposals No. 1, 2, and 3 and Proposal No. 4) will remain valid, and will be voted on those proposals as directed (or, if no direction is given, “FOR” each of the three Class III directors named in the Proxy Statement as nominees for director in Proposal No. 1 and “FOR” Proposals No. 2, 3, and 4), irrespective of any instructions provided with respect to Withdrawn Proposal No. 4.

•	If you are a stockholder who has already submitted your proxy or voting instructions for the Annual Meeting, you do not need to resubmit new proxy or voting instructions unless you wish to change the vote you previously cast on the remaining proposals. You may change your vote at any time prior to the Annual Meeting.

•	If you are a stockholder of record and have already submitted a proxy, you have the right to change your vote by revoking your proxy at any time before it is exercised at the Annual Meeting by:

o	Notifying the Corporate Secretary of the Company in writing;

o	Returning a later-dated, validly executed proxy card;

o	Voting again by Internet at www.proxyvote.com, or by telephone by dialing 1-800-690-6903; or

o	Voting in person at the Annual Meeting.

Attendance at the Annual Meeting will not revoke a proxy unless you actually vote during the Annual Meeting.

•	If the shares you own are held in “street name” by a bank, broker, or other nominee, please follow the instructions provided by your bank, broker, or other nominee if you wish to change your vote on any of the remaining proposals.

Questions

For Questions Regarding:	Contact:
Annual Meeting	Applied Optoelectronics, Inc. Investor Relations at IR@ao-inc.com
Stock ownership and submission of proxies by registered holders	Continental Stock Transfer & Trust Company at (800) 509-5586 (within the U.S. and Canada) or (212) 509-4000 (worldwide) or at cstmail@continentalstock.com
Stock ownership or voting for beneficial holders	Please contact your bank, broker, or other nominee
Voting for registered holders	Applied Optoelectronics, Inc. Investor Relations at IR@ao-inc.com

For further information regarding voting at the Annual Meeting, please refer to the Proxy Statement.

Important Information

Before making any voting decision, you are urged to read the Proxy Statement and all related proxy materials carefully. Copies of the Proxy Statement and proxy materials are available at www.proxyvote.com. Information on that website, other than the Proxy Statement and this supplement, is not incorporated by reference into, and is not a part of, the Proxy Statement or this supplement.

Except as specifically supplemented below, all information set forth in the Proxy Statement remains unchanged. From and after the date of this supplement, all references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby.

CHANGES TO PROXY STATEMENT

In addition to the withdrawal of Withdrawn Proposal No. 4 and conforming updates related to the same, including the renumbering of formerly numbered Proposal No. 5 as Proposal No. 4 — Approval of Amendment of our Certificate of Incorporation to Increase the Number of Authorized Shares of Capital Stock and Common Stock (and updating the reference to Appendix “C” to Appendix “B”), this supplement supplements and updates the disclosures in the Proxy Statement as follows:

1.	The following paragraph under “The Annual Meeting” beginning on page 2 of the Proxy Statement is amended and restated as follows:

Proposal No. 4 — Approval of Amendment of our Certificate of Incorporation to Increase the Number of Authorized Shares of Capital Stock and Common Stock. The affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon shall be required to approve Proposal No. 4. Abstentions will have the same effect as votes AGAINST Proposal No. 4, and there should be no broker non-votes on Proposal No. 4 because brokers, banks, and other nominees have discretion to vote uninstructed shares on this proposal, as described in more detail below.

Broker Non-Votes

If your shares are held in an account at a bank, broker, or other nominee, that bank, broker, or other nominee will have discretion to vote any uninstructed shares on Proposals No. 2 and 4 as “routine” matters, but will not be permitted to vote your shares of common stock with respect to Proposals No. 1 and 3 unless you provide instructions as to how your shares should be voted (where no instructions are provided, this is a “broker non-vote”). If an executed proxy card is returned by a bank, broker, or other nominee holding shares which indicates that the bank, broker, or other nominee has not received voting instructions to vote on Proposals No. 1 and 3, the shares will not be considered to have been voted with respect to such matters, but will be considered present for the purposes of establishing quorum for the Annual Meeting. Your bank, broker, or other nominee will vote your shares of common stock on Proposals No. 1 and 3 only if you provide instructions on how to vote by following the instructions they provide to you. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.

2.	The description of prior “PROPOSAL NO. 5 — TO CONSIDER AND VOTE ON THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK AND COMMON STOCK” beginning on page 48 of the Proxy Statement is amended to (i) renumber each reference to “Proposal No. 5” therein to refer instead to “Proposal No. 4” and (ii) revise each reference to “Appendix C” therein to refer instead to “Appendix B”.

3.	The following paragraph under the description of prior “PROPOSAL NO. 5 — TO CONSIDER AND VOTE ON THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK AND COMMON STOCK” on page 50 of the Proxy Statement is amended and restated as follows:

Vote Required and Board of Directors Recommendation

The affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon shall be required to approve this Proposal No. 4. Abstentions will have the same effect as votes AGAINST Proposal No. 4. Your bank, broker, or other nominee will have discretion to vote any uninstructed shares on this proposal.

APPENDIX B

SHARE INCREASE AMENDMENT TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Amend the first sentence of ARTICLE IV as follows:

“The total number of shares of capital stock which the Corporation shall have authority to issue is ~~85~~125,000,000, of which (i) ~~80~~120,000,000 shares shall be a class designated as common stock, par value $0.001 per share (the “Common Stock”), and (ii) 5,000,000 shares shall be a class designated as undesignated preferred stock, par value $0.001 per share (the “Undesignated Preferred Stock”).”

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD SHOULD BE SIGNED AND DATED. V76075-P32018 ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. APPLIED OPTOELECTRONICS, INC. APPLIED OPTOELECTRONICS, INC. ATTN: LEGAL DEPARTMENT 13139 JESS PIRTLE BLVD. SUGAR LAND, TX 77478 1. Class III Directors for Election: Nominees: The Board of Directors recommends you vote FOR the following: NOTE: In their discretion, the Proxies (or their substitutes) are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement of the meeting including, without limitation, procedural and other matters related to the conduct of the meeting (such as adjournment to a later time or place) and the election of a substitute or alternate nominee if any nominee named above is unwilling or unable to, or for good cause will not, serve if elected. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company, or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person. 01) Chih-Hsiang (Thompson) Lin 02) Richard B. Black 03) Min-Chu (Mike) Chen, Ph.D. 2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. 3. To approve, on an advisory basis, the compensation of our named executive officers. 4. To consider and vote on the amendment of our Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of capital stock and common stock. 5. To approve adjourning the annual meeting from time to time, if necessary, to solicit additional proxies if there are insufficient votes to approve proposal 4 or in the absence of a quorum. The Board of Directors recommends you vote FOR proposals 2, 3, 4, and 5. ! ! ! VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 11, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 11, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark and sign your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

V76076-P32018 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. APPLIED OPTOELECTRONICS, INC. Annual Meeting of Stockholders June 12, 2025 9:30 A.M. Central Time This proxy is solicited by the Board of Directors The stockholder(s), revoking all prior proxies heretofore given, hereby appoint(s) Chih-Hsiang (Thompson) Lin and David Kuo, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of APPLIED OPTOELECTRONICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 A.M. Central Time on June 12, 2025, at 13139 Jess Pirtle Blvd., Sugar Land, TX 77478, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR each of the nominees listed in Proposal 1, FOR Proposals 2, 3, 4, and 5. Continued and to be signed on reverse side